                              LA QUINTA CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

  NUMBER                                                      SHARES

COMMON STOCK                                     SEE REVERSE FOR CERTIFICATE OF
                                                   LA QUINTA PROPERTIES. INC.
                                                   AND FOR CERTAIN DEFINITIONS

                                                      CUSIP 50419U 20 2

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE
                              OF $.01 PER SHARE OF
                             LA QUINTA CORPORATION

The shares are subject to restrictions on transfer described on the reverse hereof and are transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney only in accordance with said restrictions, upon surrender of this Certificate properly endorsed or assigned. Transfers of fractions of whole shares of the Corporation shall not be made, except as may otherwise be provided in the By-Laws of the Corporation. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

 Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers.

 Dated           /s/ David L. Rea        /s/ Francis W. Cash
                 -----------------        --------------------
                     TREASURER            PRESIDENT AND CHIEF EXECUTIVE OFFICER

          THESE SHARES ARE SUBJECT TO CERTAIN CONDITIONS AS DESCRIBED
                             ON THE REVERSE HEREOF


(LA QUINTA CORPORATION SEAL)

COUNTERSIGNED AND REGISTERED

BY  EQUISERVE TRUST COMPANY, N.A.
    TRANSFER AGENT AND REGISTRAR


    -----------------------------------
        AUTHORIZED SIGNATURE


COUNTERSIGNED AND REGISTERED AS TO BOTH THE STOCK OF LA QUINTA CORPORATION AND THE STOCK OF LA QUINTA PROPERTIES, INC. REPRESENTED HEREBY

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                           LA QUINTA PROPERTIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                             CLASS B COMMON SHARES

         THIS CERTIFIES THAT the person or persons designated on the reverse hereof is the owner of a number of fully paid and non-assessable Class B Common Shares of the par value of $.01 each of La Quinta Properties, Inc. equal to the number of shares shown on the reverse hereof. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER DESCRIBED BELOW AND ARE TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY ONLY IN ACCORDANCE WITH SAID RESTRICTIONS, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED. TRANSFERS OF FRACTIONS OF WHOLE SHARES OF THE CORPORATION SHALL NOT BE MADE, EXCEPT AS MAY OTHERWISE BE PROVIDED IN THE BY-LAWS OF THE CORPORATION. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar on the reverse hereof.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

(LA QUINTA PROPERTIES, INC. SEAL)

         Dated as of the date on the reverse side hereof.

/s/ David L. Rea                          /s/ Francis W. Cash
---------------------                     --------------------------
Treasurer                                 President and Chief Executive Officer

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         THE SHARES OF LA QUINTA PROPERTIES, INC. AND LA QUINTA CORPORATION
REPRESENTED BY THIS COMBINED CERTIFICATE ARE SUBJECT TO RESTRICTIONS IN THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY WHICH PROHIBIT (a) ANY PERSON (OTHER THAN A LOOK-THROUGH ENTITY) (AS SUCH TERMS ARE DEFINED IN THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY) FROM BENEFICIALLY OWNING OR CONSTRUCTIVELY OWNING (AS THESE TERMS ARE DEFINED IN THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY) IN EXCESS OF 9.9% OF THE NUMBER OF OUTSTANDING SHARES OF ANY CLASS OR SERIES OF EQUITY STOCK (AS THAT TERM IS DEFINED IN THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY), (b) ANY LOOK-THROUGH ENTITY FROM BENEFICIALLY OWNING OR CONSTRUCTIVELY OWNING IN EXCESS OF 9.9% OF THE NUMBER OF OUTSTANDING SHARES OF ANY CLASS OR SERIES OF EQUITY STOCK, (c) ANY PERSON FROM ACQUIRING OR MAINTAINING ANY OWNERSHIP INTEREST IN THE STOCK OF EITHER COMPANY THAT IS INCONSISTENT WITH (i) THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PERTAINING TO REAL ESTATE INVESTMENT TRUSTS OR (ii) ARTICLE THIRTEENTH OF THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY AND (d) ANY TRANSFER OF SHARES OF ANY CLASS OR SERIES OF EQUITY STOCK OF EITHER COMPANY THAT ARE PAIRED PURSUANT TO ARTICLE FOURTEENTH OF THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY, EXCEPT IN COMBINATION WITH AN EQUAL NUMBER OF SHARES OF THE OTHER COMPANY IN ACCORDANCE WITH THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT NAMED ON THE FACE HEREOF, AND THE HOLDER OF THIS CERTIFICATE BY HIS ACCEPTANCE HEREOF CONSENTS TO BE BOUND BY SUCH RESTRICTIONS.

         LA QUINTA PROPERTIES, INC. AND LA QUINTA CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE RELEVANT PROVISIONS OF THE RESPECTIVE CERTIFICATES OF INCORPORATION OF EACH COMPANY AND A COPY OF THE PROVISIONS SETTING FORTH THE DESIGNATIONS, PREFERENCES, PRIVILEGES AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF THAT EACH COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF EITHER COMPANY OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

                        -------------------------------

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -as tenants in common   UNIF GIFT MIN ACT-  ____Custodian ____  UNIF TRF MIN ACT-   ____Custodian (until age ____)

TEN ENT - as tenants by the
   entireties

JT TEN - as joint tenants       under Uniform Gifts                                         _________under Uniform Transfers
   with right of survivorship     to Minors
   and not as tenants in
   common                       Act ______________                                          to Minors Act ______

     Additional abbreviations may also be used though not in the above list.

                     -------------------------------------

         For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------- common shares of La Quinta Corporation and a like number of Class B common shares of La Quinta Properties, Inc. represented by the within certificates, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named companies with full power of substitution in the premises.

Dated
      ---------------------------------------------------

                                                Signature(s) of Stockholders(s)

                                     -------------------------------------------

                                     -------------------------------------------


Signature(s) Guaranteed: The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER